UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2 to Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2009 (August 4, 2008)
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
As previously reported in a Current Report on Form 8-K filed on August 8, 2008 (the “Initial Filing”), on August 4, 2008, Clinical Data, Inc. (the “Company”) and its wholly-owned subsidiary PGxHealth, LLC (“PGxHealth”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Adenosine Therapeutics, LLC (“Adenosine”), a developer of drug products relating to selective adenosine receptor modulators, pursuant to which Adenosine agreed to sell to PGxHealth substantially all of its assets, including, but not limited to, all equipment and personal property, leases, patents, know-how, trademarks, copyrights, in-license and out-license rights and agreements; the Company and PGxHealth agreed to assume certain liabilities of Adenosine. This Amendment No. 2 amends the Initial Filing to include the pro forma financial information required by Item 9.01 of Form 8-K. Unless otherwise noted, all other disclosures contained in the original report, as amended, remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(a)	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements:

INTRODUCTION TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:
Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended March 31, 2009
Notes to Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations

INTRODUCTION TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     The following unaudited pro forma combined condensed consolidated statement of operations for the year ended March 31, 2009 give effect to the acquisition described above accounted for under the purchase method of accounting. The unaudited pro forma combined condensed consolidated statement of operations are based on historical consolidated statements of operations of Clinical Data and Adenosine under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements.
     The unaudited pro forma combined condensed consolidated statement of operations for the year ended March 31, 2009 assumes the acquisition was consummated on April 1, 2008.
     The unaudited pro forma combined condensed consolidated statement of operations may not be indicative of the results that actually would have occurred if the acquisition had been consummated on the dates indicated or which may be obtained in the future. The unaudited pro forma combined condensed consolidated statement of operations should be read in conjunction with the historical consolidated financial statements of Clinical Data and Adenosine.

CLINICAL DATA, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED
CONSOLIDATED STATEMENT OF OPERATIONS

	For the year ended March 31, 2009
	Clinical Data	Adenosine	Pro Forma		Pro Forma
(In thousands)	Historical	Historical	Adjustments		Combined

Revenues	$10,442	$969			$11,411
Cost of revenues	6,489	3			6,492

Gross profit	3,953	966	—		4,919

OPERATING EXPENSES:
Research and development	44,134	1,491	—		45,625
Sales and marketing	7,764	—			7,764
General and administrative	19,730	776			20,506
Purchased in process research and development	55,100	—	(52,100	)(A)	3,000

Total operating expenses	126,728	2,267	(52,100)		76,895

Operating loss	(122,775)	(1,301)	52,100		(71,976)

Interest expense	(1,802)	(125)	(406	)(B)	(2,333)
Interest income	716	59	(59	)(C)	716
Other income	179	27			206

Loss from continuing operations before taxes	(123,682)	(1,340)	51,635		(73,387)
Provision for income taxes	—	—			—

Loss from continuing operations	$(123,682)	$(1,340)	$51,635		$(73,387)

Loss per basic and diluted share	$(5.63)				$(3.34)

Weighted average common shares outstanding	21,962				21,962

See notes to unaudited pro forma condensed combined statement of operations.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
1.	Basis of Presentation

The historical results of Clinical Data include the results of operations of Adenosine Therapeutics since August 4, 2008, the date of acquisition, to March 31, 2009. The historical results of Adenosine Therapeutics include the results of operations of Adenosine Therapeutics for the period April 1, 2008 through August 3, 2008, the date immediately prior to the acquisition date. The unaudited pro forma combined condensed consolidated statement of operations has been prepared to reflect the acquisition as if it occurred on April 1, 2008.

2.	Purchase Price Allocation

In accordance with SFAS No. 141, Business Combinations (“SFAS No. 141”), the purchase price was allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. The estimated fair value of the assets acquired and liabilities assumed exceeded the initial payments by $15.7 million. Pursuant to SFAS No. 141, the Company recorded contingent consideration totaling $15.7 million as a liability. When the contingency is resolved and the consideration is issued or becomes issuable, any excess of the cost over the $15.7 million that was initially recognized as a liability shall be recognized as an additional cost of the acquired entity. If the fair value of the consideration issued or issuable is less than $15.7 million, that amount shall be allocated as a pro rata reduction of the amounts assigned to non-current assets acquired in accordance with SFAS No. 141. Any amount that remains after reducing those assets to zero shall be recognized as an extraordinary gain. The allocation of the purchase price remains subject to potential adjustments, including contingent consideration.

The purchase price provided for an adjustment to the cash purchase price and in January 2009 the Sellers refunded $301,000 to the Company. This adjustment was recorded during the quarter ended March 31, 2009 as a reduction to cash consideration with a corresponding increase to contingent acquisition costs, therefore having no effect on the purchase price.

The components of the preliminary purchase price allocation are as follows:

(in thousands)
Cash	$10,699
Debt	25,200
Contingent acquisition costs	16,039
Transaction costs	400

$52,338

Preliminary Purchase Price Allocation (in thousands)
Prepaid expenses and other current assests	$9
Property and equipment	351
Other assets	23
Purchased in-process research and development costs	52,100
Accrued vacation	(47)
Capital lease obligations	(96)
Deferred rent	(2)

Total purchase price	$52,338

3.	Pro Forma adjustments

The following is a summary of pro forma adjustments reflected in the unaudited pro forma combined condensed consolidated financial statements based on preliminary estimates, which may change as additional information is obtained:
(A)	Included in the results of operations of Clinical Data for the year ended March 31, 2009 is $52.1 million related to in-process research and development expense arising from the acquisition of Adenosine. This non-recurring item has been excluded from the pro forma statement of operations as this item is directly related to the transaction for which the pro forma effects are being presented.

(B)	To record the interest expense on a $22 million five-year promissory note issued in connection with the Adenosine acquisition. The note accrues simple interest of 6% annually over the five-year term with equal quarterly principal payments of $1.1 million.

(C)	To eliminate the interest income earned on assets not included in the acquisition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ C. Evan Ballantyne
C. Evan Ballantyne
Executive Vice President and Chief Financial Officer

DATE: June 26, 2009